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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) August 21, 1996.

                           Champion Industries, Inc.
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              (Exact name of registrant as specified in its charter)

     West Virginia                  0-21084                    55-0717455
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(State or other juris-        (Commission File No.)       (IRS Employer Identi-
diction of corporation)                                       fication No.)


         2450 First Avenue
           P. O. Box 2968
      Huntington, West Virginia                                   25728
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (304) 528-2791
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                                Not Applicable
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          (Former name or former address, if changes since last report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On August 21, 1996, Champion Industries, Inc. ("Champion"), a West Virginia corporation, announced that its wholly owned subsidiary, CM Acquisition Corp. ("Acquisition"), an Ohio corporation, had consummated an Asset Purchase Agreement dated August 12, 1996 with The Merten Company ("Merten"), an Ohio corporation and commercial printer headquartered in Cincinnati, Ohio, pursuant to which Acquisition purchased substantially all the assets of Merten for a cash price of $1,000 and the assumption of certain liabilities of Merten aggregating $2,535,295. Champion has guaranteed Acquisition's performance of the Asset Purchase Agreement. Acquisition will change its name to "The Merten Company" and operate from a leased facility in Cincinnati, Ohio. Champion anticipates utilizing working capital and the proceeds of a 3-year term, unsecured bank loan in amount of $2,000,000 for the cash consideration and payment of assumed obligations as required by the Asset Purchase Agreement.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

     (b)  Pro forma financial information.

     With respect to the information required by Items 7(a) and (b), pursuant to Items 7(a)(4) and 7(b)(2) of Form 8-K, the registrant states that it is impracticable to provide required financial statements or pro forma financial statements for the




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acquired business at the time this report on Form 8-K is filed, but undertakes to file same not later than 60 days after this report must be filed.

     (c)  Exhibits

     The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHAMPION INDUSTRIES, INC.
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                                               (Registrant)



                                  /s/ Joseph C. Worth, III
Date: August 21, 1996             ----------------------------------------
                                  Joseph C. Worth, III, Vice President
                                  and Chief Financial Officer




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                                  EXHIBIT INDEX


2.1 Asset Purchase Agreement between The Merten Company, its stockholders and CM Acquisition Corp. dated August 12, 1996. Filed herewith. Copies of any omitted schedule will be furnished supplementally to the Commission upon request.